FIRST CHOICE FUNDS TRUST
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                        GENERAL AND ACCOUNT INFORMATION:
                                 1-800-93FIRST
                                   PROSPECTUS
                    FIRST AMERICAN CAPITAL MANAGEMENT, INC.
                               INVESTMENT ADVISER
                        ("FIRST AMERICAN" OR "ADVISER")
                              BISYS FUND SERVICES
                     ADMINISTRATOR, SPONSOR AND DISTRIBUTOR
              ("BISYS OR THE "ADMINISTRATOR" OR THE "DISTRIBUTOR")
--------------------------------------------------------------------------------

   This Prospectus describes two money market funds ("U.S. Treasury Reserve Fund" and "Cash Reserve Fund") (each a "Fund," collectively, the "Funds"), both of which are managed by First American. The Funds and their investment objectives are:

   . THE U.S. TREASURY RESERVE FUND SEEKS TO PROVIDE INVESTORS WITH AS HIGH A
     LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH LIQUIDITY, MAXIMUM SAFETY OF PRINCIPAL AND THE MAINTENANCE OF A STABLE $1.00 NET ASSET VALUE PER SHARE BY INVESTING IN U.S. TREASURY SECURITIES.

   . THE CASH RESERVE FUND SEEKS TO PROVIDE INVESTORS WITH CURRENT INCOME,
     LIQUIDITY AND THE MAINTENANCE OF A STABLE $1.00 NET ASSET VALUE PER SHARE BY INVESTING IN HIGH QUALITY, SHORT-TERM OBLIGATIONS.

   The Fund's investment adviser is First American Capital Management, Inc., an affiliate of The First American Financial Corporation ("First American Financial"), a leading provider of real estate related financial and information services to real property buyers and mortgage lenders and trust services through its subsidiary First American Trust Company. See "Management of Fund" in this Prospectus.

   The Funds offer, and the Prospectus relates to, two classes of shares--the Institutional Class and Service Class. The Service Class shares are available to customers who desire enhanced shareholder servicing. The Institutional Class shares are available to all other investors. The Service Class shares and Institutional Class shares are identical in all respects, with the exception that the Institutional Class shares do not impose any shareholder servicing or Rule 12b-1 fees.

   The Funds are separate investment funds of First Choice Funds Trust (the "Trust"), a Delaware business trust and open-end management investment company.

   AN INVESTMENT IN SHARES OF THE TRUST IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

   SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FIRST AMERICAN FINANCIAL OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, AND MAY INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

   THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN EITHER OF THE FUNDS AND SHOULD BE READ AND RETAINED FOR INFORMATION ABOUT EACH FUND.

   A Statement of Additional Information dated October 1, 1996 (the "SAI"), containing additional and more detailed information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address or information number printed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Date of this Prospectus is October 1, 1996.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----

FUND EXPENSES................................................     1

FEE TABLE....................................................     1

HIGHLIGHTS...................................................     2

INVESTMENT POLICIES AND PRACTICES OF THE FUNDS...............     4

INVESTMENT RESTRICTIONS......................................     9

RISKS OF INVESTING IN THE FUNDS..............................    10

MANAGEMENT OF THE FUNDS......................................    11

FUND SHARE VALUATION.........................................    14

PRICING AND PURCHASE OF FUND SHARES..........................    14

MINIMUM PURCHASE REQUIREMENTS................................    16

INDIVIDUAL RETIREMENT ACCOUNTS...............................    16

EXCHANGE OF FUND SHARES......................................    16

REDEMPTION OF FUND SHARES....................................    17

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX..............    20

OTHER INFORMATION............................................    22

                                 FUND EXPENSES

    The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of each Fund. The information is based upon estimates.

                                   FEE TABLE

                                                         U.S. TREASURY                    CASH
                                                          RESERVE FUND                RESERVE FUND
                                                    ------------------------    ------------------------
                                                    INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
                                                        CLASS         CLASS         CLASS         CLASS
                                                    -------------    -------    -------------    -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price).............        None          None          None          None
Maximum Sales Load Imposed on Reinvested
 Dividends
 (as a percentage of offering price).............        None          None          None          None
Deferred Sales Load (as a percentage of
redemption fee)..................................        None          None          None          None
Redemption Fees1.................................        None          None          None          None
Exchange Fees....................................        None          None          None          None

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management Fees..................................        .30%          .30%          .30%          .30%
12b-1 Fees (after waiver)2.......................        None          .00%          None          .00%
Other Expenses
 Shareholder Servicing Expenses..................        None          .25%          None          .25%
 Other Operating Expenses (after waiver or
reimbursement)3..................................        .20%          .20%          .20%          .20%
                                                        -----        -------        -----        -------
Total Fund Operating Expenses (after waiver
 and/or reimbursement)3..........................        .50%          .75%          .50%          .75%
                                                        -----        -------        -----        -------
                                                        -----        -------        -----        -------

------------
1 Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.
2 For Service Class shareholders, absent the waiver, 12b-1 Fees will not exceed
  0.25%.
3 Absent waivers and/or reimbursements, which may be discontinued at any time, Other Operating Expenses and Total Fund Operating Expenses would be 0.38% and .68% for the Institutional Class and 0.38% and 1.18% for the Service Class of the U.S. Treasury Reserve Fund, respectively, and 0.38% and .68% for the Institutional Class and 0.38% and 1.18% for the Service Class of the Cash Reserve Fund, respectively.

EXAMPLE:*

    You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                                         U.S. TREASURY                    CASH
                                                          RESERVE FUND                RESERVE FUND
                                                    ------------------------    ------------------------
                                                    INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
                                                        CLASS         CLASS         CLASS         CLASS
                                                    -------------    -------    -------------    -------
1 year...........................................        $ 5           $ 8           $ 5           $ 8
3 years..........................................        $16           $24           $16           $24

    The purpose of this table is to assist a shareholder in understanding the various costs and expenses that an investor in the Funds will bear.

------------
* This example should not be considered a representation of future expenses, which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return; actual return may be greater or less than the assumed amount.

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

    This Prospectus describes two money market funds (collectively, the "Funds"), both of which are managed by First American. Each Fund has distinct investment objectives and policies.

    U.S. Treasury Reserve Fund. The investment objective of the U.S. Treasury Reserve Fund is to provide investors with as high a level of current income as is consistent with liquidity, maximum safety of principal, and the maintenance of a stable $1.00 net asset value per share by investing in U.S. Treasury securities. The Fund invests exclusively in direct short-term obligations of the United States Treasury, which are backed by the full faith and credit of the United States Government. The U.S. Treasury Reserve Fund may also purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis.

    Cash Reserve Fund. The investment objective of the Cash Reserve Fund is to provide investors with current income, liquidity and the maintenance of a stable $1.00 net asset value per share by investing in high quality, U.S. dollar-denominated short-term obligations which are determined by the Adviser to present minimal credit risks.

    The Cash Reserve Fund will invest in obligations permitted to be purchased under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) commercial paper, loan participation interests, medium-term notes, and other promissory notes, including floating or variable rate obligations; and (3) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Cash Reserve Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two nationally recognized statistical rating organizations ("NRSROs"), such as "A-1" by Standard & Poor's Corporation ("S&P") and "P-1" by Moody's Investors Service, Inc. ("Moody's"); (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Fund's Board of Trustees. The Cash Reserve Fund may also purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis.

    The Cash Reserve Fund will concentrate its investments in obligations issued by the domestic banking industry. Concentration in this context means the investment of more than 25% of the Fund's assets in such industry. However, for temporary, defensive purposes during periods when the Adviser believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Fund will not maintain this concentration.

    The Cash Reserve Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand obligations are direct lending arrangements between the Fund and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable rate master demand obligation generally will not exceed seven days. To the extent this period is exceeded, the obligation in question would be considered illiquid. Issuers of variable rate master demand obligations must satisfy the same criteria as set forth for other promissory notes (e.g., commercial paper). The Fund will invest in variable rate master demand obligations only when such obligations are determined by the Adviser, pursuant to guidelines established by the Board of Trustees, to be of comparable quality to rated issuers or instruments eligible for investment by the Fund. In determining dollar-weighted average portfolio maturity, a variable rate master demand obligation will be deemed to have a maturity equal to the shorter of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

AMORTIZED COST METHOD OF VALUATION FOR THE FUNDS

    Portfolio investments of each Fund are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. Obligations in which the Funds invest generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Funds may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of each Fund will not exceed 90 days. See the SAI for an explanation of the amortized cost valuation method.

RISKS OF INVESTING IN THE FUNDS

    The Funds attempt to maintain the net asset value of their shares at a constant $1.00 per share, although there can be no assurance that the Funds will always be able to do so. The Funds may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Funds invest.

    The Cash Reserve Fund's policy of concentrating in the banking industry increases the Fund's exposure to market conditions prevailing in that industry. See "Risks of Investing in the Funds" herein.

MANAGEMENT OF THE FUNDS

    First American Capital Management, Inc. ("First American") acts as investment Adviser to the Funds. For its services, First American receives a fee from each Fund based upon each Fund's average daily net assets. See "Management of the Funds" in this Prospectus.

    BISYS Fund Services ("BISYS") acts as administrator and distributor to the Funds and is sometimes referred to herein as "Administrator" or "Distributor." For its services, BISYS receives a fee from the Funds based on each Fund's average daily net assets. See "Management of the Funds" in this Prospectus. The Distributor distributes the Funds' shares and may be reimbursed for certain of its distribution-related expenses.

GUIDE TO INVESTING IN THE FIRST CHOICE TRUST FAMILY OF FUNDS

    Purchase orders for the Funds received by 12:00 noon Eastern time for the U.S. Treasury Reserve Fund or 3:00 p.m. Eastern time for the Cash Reserve Fund, subject to the following limitations:

 . Minimum Initial Investment.............................................$1,000

 . Minimum Initial Investment
 for IRAs................................................................$  250

 . Minimum Subsequent Investment..........................................$   50

    The Funds' shares are purchased at net asset value.

    Shareholders may exchange shares between Funds by telephone or mail. Exchanges may not be effected by facsimile.

 . Minimum initial exchange...............................................$  500

(no minimum for subsequent exchanges)

    Shareholders may redeem shares by telephone, mail, wire, or by writing a check. Shares may not be redeemed by facsimile.

 . If a redemption request is received by 12:00 noon Eastern time for the U.S.
  Treasury Reserve Fund or 3:00 p.m. Eastern time for the Cash Reserve Fund, proceeds from the Funds will be transferred to a designated account on that day.

 . Minimum check amount when using the check writing service is $500.

 . The Funds reserve the right to involuntarily redeem upon not less than 30 days notice all shares in a Fund's account which have an aggregate value of $500 or less.

    (Redemption by telephone, wire and check writing is not available for IRAs and trust relationships of First American Trust Company or its affiliates.)

    All distributions will be automatically paid in additional shares at net asset value of the applicable Fund unless cash payment is requested.

 . Distributions from the Funds are paid monthly.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

    Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are portfolios of a business trust, First Choice Funds Trust, organized under the laws of Delaware as an open-end management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.

 . The investment objective of the U.S. Treasury Reserve Fund is to provide investors with as high a level of current income as is consistent with liquidity, maximum safety of principal, and the maintenance of a stable $1.00 net asset value per share by investing in U.S. Treasury securities.

 . The investment objective of the Cash Reserve Fund is to provide investors with current income, liquidity and the maintenance of a stable $1.00 net asset value per share by investing in high quality, short-term obligations.

    Each Fund follows its own investment objectives and policies, including certain investment restrictions. The SAI contains specific investment restrictions which govern the Funds' investments. The Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental and may be changed solely through the approval of the Board of Trustees.

    The Adviser selects investments and makes investment decisions based on the investment objective and policies of each Fund. The following is a description of investment practices of the Funds and the securities in which they may invest:

    U.S. Treasury Obligations (Both Funds). Each Fund may invest, and the U.S. Treasury Reserve Fund invests exclusively, in U.S. Treasury obligations, whose principal and interest are backed by the full faith and credit of the United States Government. U.S. Treasury obligations consist of bills, notes and bonds, and separately traded interest and principal component parts of such obligations known as STRIPS, which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government.

    U.S. Government Securities (Cash Reserve Fund Only). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

    Commercial Paper (Cash Reserve Fund Only). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities. All commercial paper purchased by the Fund is, at the time of investment (1) given the highest short-term rating by at least two nationally recognized statistical rating organizations ("NRSROs"), such as "A-1" by Standard & Poor's Corporation ("S&P") and "P-1" by Moody's Investors Service, Inc. ("Moody's"); (2) single rated and given the highest short-term rating by a NRSRO; or (3) unrated, but determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Fund's Board of Trustees.

    Corporate Debt Securities (Cash Reserve Fund Only). The Fund may purchase corporate debt securities, subject to the rating and quality requirements specified above. The Fund may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Fund in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation, or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.

    Domestic and Foreign Bank Obligations (Cash Reserve Fund Only). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankeedollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Fund will not invest in any obligations of its affiliates, as defined under the 1940 Act.

    The Fund limits its investment in United States bank obligations to obligations of United States banks (including foreign branches). The Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which, in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Fund. There is no limitation on the amount of the Fund's assets which may be invested in obligations of foreign banks meeting the conditions set forth herein.

    Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing from two days through seven days may not exceed 10% of the value of the total assets of the Funds.

    Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations, that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

    Investments in Eurodollar and Yankeedollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

    STRIPS and Zero Coupon Securities (Both Funds). Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. In accordance with Rule 2a-7, the Funds' investments in STRIPS are limited to those with maturity components not exceeding 13 months. The Funds will not actively trade in STRIPS.

    Each Fund may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

    Variable Rate Demand Obligations (Cash Reserve Fund Only). Variable rate demand obligations have a maturity of 397 days or less, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. Generally, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity. The remarketing agent is typically a financial intermediary that has agreed to perform these services. Variable rate master demand obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Because the obligations are direct lending arrangements between the Fund and the borrower, they will not generally be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The borrower also may prepay up to the full amount of the obligation without penalty. While master demand obligations, as such, are not typically rated by credit rating agencies, if not so rated, the Fund may, under its minimum rating standards, invest in them only if, in the opinion of the Adviser, they are of an investment quality comparable to other debt obligations in which the Fund may invest and are within the credit quality policies, guidelines and procedures established by the Fund's Board of Trustees. See the SAI for further details on variable rate demand obligations and variable rate master demand obligations.

    Other Mutual Funds (Cash Reserve Fund Only). The Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies, and will not, in the aggregate, exceed 10% of the Fund's net assets. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

    "When-Issued" and "Forward Commitment" Transactions (Both Funds). Each Fund may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets, such as cash, U.S. Government securities, or other liquid high grade debt obligations, equal to the value of purchase commitments will be maintained until payment is made. Such transactions have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value. For further information, see the SAI.

    Loans of Portfolio Securities (Both Funds). To increase current income, each Fund may lend its portfolio securities in an amount up to 33 1/3% of each such Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. These transactions involve a loan by the applicable Fund and are subject to the same risks as repurchase agreements. For further information, see the SAI.

    Repurchase Agreements (Cash Reserve Fund Only). The Fund may enter into repurchase agreements with any bank or broker-dealer which, in the opinion of the Board of Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement, a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed-upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of such securities. The Fund may invest up to 100% of its net assets in repurchase agreements maturing in seven days or less; however, the Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven business days or in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies" in the SAI.

    Reverse Repurchase Agreements (Both Funds). Each Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Funds pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                            INVESTMENT RESTRICTIONS
                       (BOTH FUNDS, EXCEPT AS INDICATED)

    The Funds also operate under certain investment restrictions. Certain of the Funds' investment restrictions are set forth below. For a complete list of the Funds' investment restrictions, see the section in the Funds' SAI entitled "Investment Restrictions." Investment restrictions Nos. 2, 3, 4 and 5 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds' outstanding voting securities. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy, or (ii) more than 50% of the outstanding shares. See "Other Information--Voting." Investment restriction No. 1 is a nonfundamental policy of the Funds and can be changed by approval of a majority of the Board of Trustees.

(1) No Fund may invest more than 10% of the aggregate value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days, time deposits having maturities of more than seven calendar days, and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange);

(2) No Fund may borrow money or pledge or mortgage its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 10% of the current value of its net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of that Fund's total net assets (but investments may not be purchased by a Fund while any such borrowings exist);

(3) No Fund may make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in this Prospectus;

(4) No Fund will purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except for the Cash Reserve Fund, which will concentrate its investments in obligations issued by the domestic banking industry), provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; and

(5) No Fund will purchase a security if, as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies and instrumentalities, or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer.

    If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation.

                        RISKS OF INVESTING IN THE FUNDS

CERTAIN RISK CONSIDERATIONS

    The Funds attempt to maintain a constant net asset value of $1.00 per share, although there can be no assurance that they will always be able to do so. The Funds may not achieve as high a level of current income as other funds that do not limit their investment to the high quality securities in which the Funds invest.

    The Cash Reserve Fund's policy of concentrating in the domestic banking industry could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

    There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of the Fund's investment in any single issuer.

                            MANAGEMENT OF THE FUNDS

    The business and affairs of the Funds are managed under the direction of the Board of Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading
"Management--Trustees and Officers."

THE ADVISER:
First American Capital Management, Inc.

    First American Capital Management, Inc. has agreed to provide investment advisory services to the Funds pursuant to an advisory agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, First American makes investment decisions for the Funds. For the advisory services it provides to the Funds, First American receives fees based on average daily net assets up to the following annualized rates:

    U.S. Treasury Reserve Fund, 0.30%;
    Cash Reserve Fund, 0.30%.

    First American is a wholly-owned subsidiary of The First American Financial Corporation. First American was established on December 1, 1995. The principal business address of First American is 567 San Nicholas Drive, Suite 101, Newport Beach, California 92660. First American has no prior experience as an adviser to an investment company but has managed assets for Personal Trusts, Employee Benefit Plans and Corporate accounts through the Investment Section of it's affiliate company First Ameri-can Trust Company for over 35 years. The individuals in the Investment Section of the trust company comprise the portfolio manag-ers of First American Capital Management, Inc.

    Based upon the advice of counsel, First American believes that the performance of investment advisory services for the Funds will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent First American from continuing to perform such services for the Funds. If First American were prohibited from acting as investment adviser to the Funds, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board, or that the Board would recommend other appropriate action.

DISTRIBUTOR

    BISYS, the Sponsor and Distributor (the "Distributor"), has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor will receive orders for, sell, and distribute shares of the Fund. BISYS also serves as administrator and distributor of other mutual funds.

    The Distributor may from time to time pay a bonus or other incentive to dealers that employ registered representatives who sell a minimum dollar amount of shares of the Funds. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses.

    The Service Class shares of the Funds have adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which the Service Class shares of the Funds may reimburse the Distributor, or others, on a monthly basis for costs and expenses incurred by the Distributor in connection with the distribution and marketing of shares of the Funds. These costs and expenses, which are subject to a maximum limit of 0.25% per annum of the average daily net assets of the Service Class shares of the Funds, include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of employees or agents of the Distributor, including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses, statements of additional information and other materials to be given or sent to prospective investors; (v) such other similar services as the Trustees determine to be reasonably calculated to result in sales of shares of the Funds; (vi) costs of shareholder servicing incurred by broker-dealers, banks or other financial institutions; and (vii) other direct and indirect distribution-related expenses, including the provision of services with respect to maintaining the assets of the Funds. The Service Class shares of each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. Neither Fund will be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan for that Fund year.

ADMINISTRATIVE SERVICES

    The Funds have also entered into an Administrative Services Contract with BISYS pursuant to which BISYS provides certain management and administrative services necessary for the Funds' operations, including: (i) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.

    Pursuant to a Transfer Agency Agreement between the Trust and BISYS, BISYS serves as the Trust's transfer agent and dividend disbursing agent and receives a fee of $15 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and BISYS, BISYS calculates net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

SERVICE ORGANIZATIONS

    Various banks, trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Service Class shares of the Funds, such as maintaining shareholder accounts and records. The Service Class shares of the Funds may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the shares owned by shareholders with whom the Service Organization has a servicing relationship.

    Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than a Fund's minimum initial or subsequent investments or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

    The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES

    Each Fund bears all costs of its operations, other than expenses specifically assumed by BISYS and First American. The costs borne by the Funds include legal and accounting expenses, Trustees' fees and expenses, insurance premiums, custodian and transfer agent fees and expenses, expenses incurred in acquiring or disposing of the Funds' portfolio securities, expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions, expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares, expenses of maintaining the Funds' legal existence and of shareholders' meetings, and expenses of preparing and distributing to existing shareholders reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund.

                              FUND SHARE VALUATION

    The net asset value per share of the Funds is calculated at 12:00 noon (Eastern time) for the U.S. Treasury Reserve Fund and 3:00 p.m. (Eastern time) for the Cash Reserve Fund. Monday through Friday, on each day the New York Stock Exchange and the New York Federal Reserve Bank are open for business (a "Business Day"), which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class is computed by dividing the value of the net assets of each class (i.e., the value of the assets less the liabilities) by the total number of outstanding shares of each class. All expenses, including fees paid to the Adviser, the Administrator and the Distributor, are accrued daily and taken into account for the purpose of determining the net asset value. Expenses directly attributable to a Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund, or on another reasonable basis. These general expenses (e.g., investment advisory fees) are allocated among the Funds based on each Fund's relative net asset value. Within each class, the expenses are allocated proportionately based on the net assets of each class, except class specific expenses which are allocated directly to the respective class.

    The Funds use the amortized cost method to value their portfolio securities and seek to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. There can be no assurances that at all times the Funds' price per share can be maintained. However, the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the $1.00 per share price of each Fund. See the SAI for a more complete description of the amortized cost method.

                      PRICING AND PURCHASE OF FUND SHARES

    Orders for the purchase of shares will be executed at the net asset value per share next determined after an order in proper form has been received.

    All funds received are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. The Transfer Agent maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase. The Funds do not accept third party or foreign checks.

    An investment may be made using any of the following methods:

    Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker, investment adviser or Service Organization will then contact the Distributor to place the order on your behalf on that day.

    Orders for the Funds received prior to 12:00 noon Eastern Time for the U.S. Treasury Reserve Fund and 3:00 p.m. for the Cash Reserve Fund will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

    By Wire. Subject to acceptance by the Trust, shares of each Fund may be purchased by wiring Federal Funds to the Funds. (see instructions below).

INITIAL INVESTMENTS BY WIRE

    Subject to acceptance by the Fund, shares of each Portfolio may be purchased by wiring Federal Funds ($1,000 minimum per Fund). A completed Account Registration Form must be overnighted to the Fund at the address noted below. For each Fund, notification must be given to the Funds at 1-800-93FIRST prior to the wire date. (Prior notification must also be received from investors with existing accounts.)

        First Choice Funds
        c/o BISYS Fund Services
        3435 Stelzer Road
        Columbus, OH 43219-8021

    Federal Funds' purchases will be accepted only on a day on which the relevant Fund and the custodian bank are open for business.

INITIAL INVESTMENTS BY MAIL

    Subject to acceptance by the Fund, an account may also be opened by completing and signing an Account Registration Form (provided at the end of the Prospectus), and mailing it to the Fund at the address noted below, together with a check ($1,000 minimum per Fund) payable to the:

        First Choice Funds
        P.O. Box 182499
        Columbus, OH 43218-2499

    The Fund(s) to be purchased should be designated on the Account Registration Form. Subject to acceptance by the Funds, payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Fund next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Funds' custodian bank by a Federal Reserve Bank) before acceptance by the Funds. Please note that purchases made by check in any Portfolio are not permitted to be redeemed until payment of the purchase has been collected, which may take up to 15 days after purchase.

    Institutional Accounts. Bank trust departments and other institutional accounts may place orders directly with the Funds by telephone at 1-800-93FIRST.

                         MINIMUM PURCHASE REQUIREMENTS

    The minimum initial investment in the Funds is $1,000 unless the investor is a purchaser who, at the time of purchase, has a balance of $1,000 or more in the Trust, is a purchaser through a trust investment manager or account manager or is administered by the Adviser, is an employee or an ex-employee of First American or any of its affiliates, the Administrator, or any other service provider, or is an employee of any trust customer of The First American Financial Corporation or any of its affiliates. Note that the minimum is $250 for an IRA, other than an IRA for which The First American Financial Corporation or any of its affiliates acts as trustee or custodian. Any subsequent investments, including an IRA investment, must be at least $50. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus, and a separate application is required for IRA investments. The Funds reserve the right to reject purchase orders.

                         INDIVIDUAL RETIREMENT ACCOUNTS

    The Funds may be used as a funding medium for IRAs. Shares may also be purchased for IRAs established with First American or any of its affiliates or other authorized custodians. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $7.50 establishment fee and an annual $15 maintenance and custody fee is payable with respect to each IRA, and there will be a $12 termination fee when the account is closed. For more information concerning investments by IRAs, call the Funds at 1-800-93FIRST.

                            EXCHANGE OF FUND SHARES

    The Funds offer two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing to the Fund at P.O. Box 182499, Columbus, OH 43218-2499, or by calling 1-800-93FIRST. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

    A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order, plus any applicable sales charge. An exchange is taxable as a sale of a security on which a gain or loss may be recognized but such gains are not expected to occur since the Funds seek to maintain a stable net asset value of $1.00 per share. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. Shareholders will receive at least 60 days prior written notice of any modification or termination of the exchange privilege.

    Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to the Funds. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties.

    Exchange by Telephone. To exchange Fund shares by telephone, or if you have any questions, simply call the Funds at 1-800-93 FIRST. You should be prepared to give the telephone representative the following information: (i) your account number, social security or tax identification number and account registration;
(ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. See "Redemption of Fund Shares--By Telephone" for a discussion of telephone transactions generally.

    Automatic Investment Program. An eligible shareholder may also participate in the Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or both of the Funds in the Trust through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 each month into their established Fund account. Contact the Funds for more information about the Automatic Investment Program.

                           REDEMPTION OF FUND SHARES

    Shareholders may redeem their shares, in whole or in part, on any Business Day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the applicable Fund. See "Determination of Net Asset Value" in the SAI. A redemption may be a taxable transaction on which gain or loss may be recognized.

    Generally, however, gain or loss is not expected to be realized on a redemption of shares of the Funds, both of which seek to maintain a net asset value of $1.00 per share.

    Redemption of shares purchased by check will be effected immediately upon clearance of the purchase check, which may take up to 15 days after those shares have been credited to the shareholder's account. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

    Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing, or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

    Redemption Methods. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone or wire redemptions. Because it may be difficult to place orders by telephone during periods of severe market or economic change, a shareholder should consider alternative methods of communications, such as couriers. The Funds' services and their provisions may be modified or terminated at any time by the Funds. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

    You may redeem your shares using any of the following methods:

    Through an Authorized Broker, Investment Adviser or Service
Organization. You may redeem your shares by contacting your broker, investment adviser or Service Organization representative and instructing him or her to redeem your shares. He or she will then contact the Distributor and place a redemption trade on your behalf. He or she may charge you a fee for this service.

    By Mail. You may redeem your shares by sending a letter directly to the Funds. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed; and (iv) the signatures of all registered owners. To protect shareholder accounts, the Funds and its transfer agent from fraud, signature guarantees are required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. See "Exchange by Mail" above for more information on signature guarantees. Shareholders may contact the Funds at 1-800-93 FIRST for further details.

    By Telephone. Provided the Telephone Redemption Option has been authorized by an investor in a purchase application, a redemption of shares may be requested by calling the Funds at 1-800-93FIRST and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option or the Telephone Exchange Option (as described above) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, and not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

    Check Writing. A check redemption ($500 minimum) feature is available with respect to the Funds. Checks are free and may be obtained from the Funds. It is not possible to use a check to close out your account since additional shares accrue daily.

    The above-mentioned services "By Telephone," "By Wire" and "Check Writing" are not available for IRAs and trust relationships of the Adviser and its affiliates.

    Systematic Withdrawal Plan. An owner of $10,000 or more of shares of a Fund may elect to have periodic redemptions made from his or her account, to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

    Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, this restriction will not apply.

    Redemption in Kind. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she could receive less than the redemption value of the securities and could incur certain transaction costs.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

    Each Fund intends to qualify annually, and to elect to be treated, as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

    Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). The Funds will declare distributions of such income daily and pay dividends monthly. Each Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

    Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, not less than five business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of such month.

    Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day.

    Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

    Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. The Funds do not anticipate realizing a substantial amount of net long-term capital gains. Distributions are taxable in the same manner whether received in additional shares or in cash.

    Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

    A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

    A Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of that Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Such distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

    Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of a Fund held six months or less with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.

    The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code and regulations are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

    The Cash Reserve Fund, when investing in securities of foreign issuers, may be subject to withholding and other similar income taxes imposed by the foreign country. The Fund intends to elect, if it is eligible to do so under the Code, to "pass-through" to its shareholders the amount of such foreign taxes paid. If such an election is made by the Fund, each shareholder of the Fund will be required to include in gross income the taxable dividends received and the amount of pro rata] share of those foreign taxes paid by the Fund. Each shareholder would be entitled either to deduct (as an itemized deduction) their pro rata share of the foreign taxes in computing their taxable income or to use it (subject to limitations) as a foreign tax credit against their U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

    Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

                               OTHER INFORMATION

CAPITALIZATION STRUCTURE

    First Choice Funds Trust was organized as a Delaware business trust on June 5, 1996, and currently consists of two separately managed portfolios. The Trust's Board of Trustees has authorized the issuance of multiple series representing shares in corresponding investment portfolios of the Trust. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. The Funds offer, and the Prospectus relates to, two classes of shares--the Service Class and the Institutional Class. The Service Class shares are available to customers with additional servicing needs. The Institutional Class shares are available to all other investors. The Institutional Class shares and Service Class shares are identical in all respects, with the exception that Institutional Class shares do not impose any shareholder servicing or Rule 12b-1 fees. All shares of the Trust issued and outstanding are fully paid and nonassessable. The Fund will be treated as a separate entity for Federal income tax purposes. Call 1-800-93FIRST or contact your sales representative, broker-dealer or bank to obtain more information about the Funds' classes of shares.

    Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.

VOTING

    Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act. See "Other Information--Voting Rights" in the SAI.

    Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of a Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund (or the Trust).

PERFORMANCE INFORMATION

    A Fund may, from time to time, include its yield in advertisements or reports to shareholders or prospective investors. Shareholders of the Service Class of shares of the Funds will experience a lower net return on their investment than shareholders of the Institutional Class of shares because of the additional shareholder servicing and Rule 12b-1 fees to which the Service Class shares are subject. The methods used to calculate the yield of the Funds are mandated by the SEC.

    Quotations of "yield" for the Funds will be based on the income received by a hypothetical investment (less a pro-rata share of

Fund expenses) over a particular seven-day period, which is then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment).

    "Effective yield" for the Funds is calculated in a manner similar to that used to calculate yield, but includes the compounding effect of earnings on reinvested dividends.

    Quotations of yield and effective yield reflect only a Fund's performance during the particular period on which the calculations are based. Yield and effective yield for a Fund will vary based on changes in market conditions, the level of interest rates and the level of that Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

    Performance information for a Fund may be compared to various unmanaged indices, such as those prepared by Lipper Analytical Services and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of the future. For a more detailed description of the methods used to determine the yield for the Funds, see the SAI.

ACCOUNT SERVICES

    All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is the shareholder of record for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

    BISYS acts as the Funds' transfer agent. The Trust compensates BISYS, the Trust's administrator, pursuant to a Services Agreement described in the section entitled "Management of the Fund--Administrative Services" in this Prospectus, for providing personnel and facilities that perform dividend disbursing and transfer agency-related services for the Trust.

SHAREHOLDER INQUIRIES

    All shareholder inquiries should be directed to the Funds at 3435 Stelzer Road, Columbus, Ohio 43219. General and Account Information: 1-800-93FIRST.

                            FIRST CHOICE FUNDS TRUST
                    3435 STELZER ROAD, COLUMBUS, OHIO 43219
                 GENERAL AND ACCOUNT INFORMATION: 1-800-93FIRST

--------------------------------------------------------------------------------

                    FIRST AMERICAN CAPITAL MANAGEMENT, INC.
                               INVESTMENT ADVISER
                        ("FIRST AMERICAN" OR "ADVISER")
                              BISYS FUND SERVICES
                     ADMINISTRATOR, SPONSOR AND DISTRIBUTOR
                 ("BISYS" OR "ADMINISTRATOR" OR "DISTRIBUTOR")
                      STATEMENT OF ADDITIONAL INFORMATION

    This Statement of Additional Information (the "SAI") describes two money market funds (each a "Fund," collectively, the "Funds"), both of which are managed by First American. The Funds are:

        . U.S. Treasury Reserve Fund

        . Cash Reserve Fund

    Each Fund constitutes a separate investment portfolio of First Choice Funds Trust (the "Trust"), a Delaware business trust and open-end, diversified management investment company. Each portfolio has distinct investment objectives and policies. Each Fund offers two classes of shares--the Institutional Class and the Service Class. The Service Class shares are available to customers who desire enhanced shareholder servicing. The Institutional Class shares are available to all other investors. The Institutional Class and Service Class shares are identical in all respects except that the Institutional Class shares do not impose any shareholder servicing or Rule 12b-1 fees. See "Other Information-- Capitalization" herein.

    This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for the Funds dated October 1, 1996 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address or information number printed above.

October 1, 1996

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
INVESTMENT POLICIES..................................................     1

INVESTMENT RESTRICTIONS..............................................     5

MANAGEMENT...........................................................     6
    Trustees and Officers............................................     6
    Investment Adviser...............................................     8
    Distribution of Fund Shares......................................     8
    Distribution Plan................................................     8
    Administrative Services..........................................     9
    Service Organizations............................................    10

EXPENSES AND EXPENSE LIMITS..........................................    11

DETERMINATION OF NET ASSET VALUE.....................................    11

PORTFOLIO TRANSACTIONS...............................................    12

TAXATION.............................................................    13

OTHER INFORMATION....................................................    15
    Capitalization...................................................    15
    Voting Rights....................................................    15
    Custodian, Transfer Agent and Dividend Disbursing Agent..........    15
    Experts..........................................................    16
    Yield and Performance Information................................    16
    Financial Statements.............................................    17

                              INVESTMENT POLICIES

    The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

    U.S. Treasury Obligations. Each Fund may invest, and the U.S. Treasury Reserve Fund invests exclusively, in direct obligations of the United States Treasury that have remaining maturities not exceeding thirteen months. The United States Treasury issues various types of marketable securities consisting of bills, notes and bonds. They are direct obligations of the United States Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable United States Government security, have a maturity of up to one year and are issued on a discount basis.

    U.S. Government Agency Obligations (Cash Reserve Fund Only). The Fund may invest in obligations of agencies of the United States Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Fund may purchase securities issued or guaranteed by the Government National Mortgage Association, which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation; therefore, in the event of a default prior to maturity, there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

    Commercial Paper (Cash Reserve Fund Only). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Fund is, at the time of investment: (i) rated within the highest rating category of at least two of the nationally recognized statistical rating organizations ("NRSROs") that have rated the security; (ii) if rated by only one such rating organization, rated within the highest rating category of that rating organization; or (iii) if unrated, determined by the Adviser to be of an investment quality comparable to the rated securities in which the Fund may invest pursuant to guidelines established by the Board of Trustees.

    Corporate Debt Securities (Cash Reserve Fund Only). The Fund's investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for the Fund.

    After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

    Bank Obligations (Cash Reserve Fund Only). A description of the bank obligations which the Fund may purchase is set forth in the Prospectus. These obligations include, but are not limited to the following domestic, Eurodollar and Yankeedollar obligations: certificates of deposits, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with a commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Eurodollar obligations are U.S. Dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. Bearer deposit notes are obligations of a bank, rather than a bank holding company. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

    Variable and Floating Rate Demand and Master Demand Obligations (Cash Reserve Fund Only). The Fund may, consistent with its permitted investment policies, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions, and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity of 397 days or less, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.

    The Fund may also buy variable rate master demand obligations. The terms of these obligations permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit weekly, and in some instances daily, changes in the amounts borrowed. The Fund has the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Fund has no limitations on the types of issuers from whom such obligations may be purchased. The Fund will invest in unrated variable rate master demand obligations only when such obligations are determined by the Adviser or, pursuant to guidelines established by the Board of Trustees, to be of comparable quality to rated issuers or instruments eligible for investment by the Fund.

    When-Issued and Delayed-Delivery Securities (Both Funds). The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. To facilitate such acquisitions, the Funds will maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to the value of such commitments. On the delivery dates for such transactions, each Fund will meet obligations from maturities or sales of the securities held in the separate account and/or from cash flow. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser considers such action advisable as a matter of investment strategy. Such transactions have the effect of leverage on the Funds and may increase the volatility of a Fund's net asset value.

    Loans of Portfolio Securities (Both Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a particular Fund.

    The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. A portion of the proceeds from investing cash collateral may be rebated to the borrower. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

    Repurchase Agreements (Cash Reserve Fund Only). The Fund may invest up to 100% of its net assets in repurchase agreements maturing in seven days or less; however, the Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven business days and in securities for which market quotations are not readily available. The Fund may enter into agreements with any bank or registered broker-dealer who, in the opinion of the Trustees, present a minimal risk of bankruptcy. Such agreements may be considered to be loans by the Fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

    Reverse Repurchase Agreements (Both Funds). The Funds may enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Funds pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

    Illiquid Securities (Both Funds). Each Fund has adopted a nonfundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Each Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to the Funds' investment restriction on illiquid securities.

    The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for such securities.

    Pursuant to guidelines set forth by, and under the supervision of, the Board of Trustees, the Adviser will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Investment Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Investment Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 1 set forth below. Investments in Rule 144A securities could have the effect of increasing Fund illiquidity.

                            INVESTMENT RESTRICTIONS

    The following restrictions restate or are in addition to those described under "Investment Restrictions" in the Prospectus. Investment Restrictions Nos. 2, 3, 4, 7, 8, 12, 13 and 14 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds' outstanding voting securities. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy, or
(ii) more than 50% of the outstanding shares. The other investment restrictions are nonfundamental policies and can be changed by approval of a majority of the Board of Trustees.

    Each Fund, except as indicated, may not:

         (1) Invest more than 10% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days notice);

         (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 10% of the current value of its net assets for temporary or emergency purposes, and such borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist);

         (3) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any reverse repurchase agreement or any permitted borrowing;

         (4) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

         (5) Invest in companies for the purpose of exercising control or management;

         (6) Invest more than 10% of its net assets in shares of other investment companies;

         (7) Invest in real property (including limited partnership interests, but excluding real estate investment trusts and master limited partnerships), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

         (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act;

         (9) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

        (10) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

        (11) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, the Sponsor, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

        (12) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except for the Cash Reserve Fund, which will concentrate its investments in obligations issued by the domestic banking industry), provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;

        (13) Purchase a security if, as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer;

        (14) Invest more than 5% of its net assets in warrants which are unattached to securities, nor more than 2% of the value of the Fund's net assets in warrants which are not listed on the New York or American Stock Exchanges; or

        (15) Write, purchase or sell puts, calls or combinations thereof.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

    The names, ages and the principal occupations for the past five years of the Trustees and executive officers of the Trust, are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

    *JOHN J. PILEGGI, Age: 37, President and Chairman of the Board of Trustees. Director of Furman Selz LLC since 1994; Senior Managing Director of Furman Selz LLC (1992-1994); Managing Director of Furman Selz LLC (1984-1992).

    DENNIS W. DRAPER, Age: 47, Trustee. Associate Professor of Finance at University of Southern California since 1978; Director of Data Analysis, Inc. (financial services); and Editorial Board of Chicago Board of Trade. His address is University of Southern California, School of Business, Hoffman 701-F, Los Angeles, California 90089.

    JOSEPH N. HANKIN, Age: 56, Trustee. President, Westchester Community College since 1971; President of Hartford Junior College from 1967 to 1971; Adjunct Professor of Columbia University Teachers College since 1976. His address is 75 Grasslands Road, Valhalla, NY 10595.

    RICHARD WEDEMEYER, Age: 60, Trustee. Vice President, The Channel Corporation since July 1996; Vice President of Performance Advantage, Inc. 1992 to July 1996; Vice President of Jim Henson Productions from 1979 to 1992; Author of In Transition (Harper Collins); co-founder and co-conductor of Harvard Business School Club of New York Career Seminar; Trustee of Jim Henson Legacy trust. His address is 5 High Ridge Park, Stamford, Connecticut 06878.

    DONALD BROSTROM, Age: 37, Principal Financial and Accounting Officer. Director, Fund Services, Furman Selz LLC since 1986; Managing Director of Furman Selz since 1995.

    JOAN V. FIORE, Age: 39, Vice President and Secretary. Managing Director and Counsel of Furman Selz LLC since 1991; Attorney at the U.S. Securities and Exchange Commission, Division of Investment Management (1986-1991).

    THERESA DONOVAN, Age: 46, Assistant Secretary. Director, Corporate Secretary Services of Furman Selz LLC, since 1995; Associate Director of Furman Selz 1990-1995.

                              COMPENSATION TABLE*

                                                             PENSION OR                             TOTAL
                                           AGGREGATE         RETIREMENT          ESTIMATED       COMPENSATION
                                          COMPENSATION    BENEFITS ACCRUED    ANNUAL BENEFITS      FROM THE
                                            FROM THE      AS PART OF FUND          UPON              FUND
                                              FUND            EXPENSES          RETIREMENT         COMPLEX
                                          ------------    ----------------    ---------------    ------------
John J. Pileggi, Trustee...............        None               0                 N/A               None
Dennis W. Draper, Trustee..............      $7,000               0                 N/A             $7,000
Joseph N. Hankin, Trustee..............      $7,000               0                 N/A             $7,000
Richard Wedemeyer, Trustee.............      $7,000               0                 N/A             $7,000

------------
* Represents the total compensation estimated to be paid for a full fiscal year.

    Trustees of the Trust not affiliated with the Sponsor receive from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting and $1,000 for each Board committee meeting of the Trust attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Sponsor do not receive compensation from the Trust.

    Officers and Trustees of the Trust, as a group, own less than 1% of the outstanding shares of the Funds.

INVESTMENT ADVISER
FIRST AMERICAN CAPITAL MANAGEMENT, INC.

    First American Capital Management, Inc. ("First American") has provided investment advisory services to the Funds since inception pursuant to an advisory agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, First American makes investment decisions for the Funds. The Advisory Agreement provides that, as compensation for its services thereunder, First American is entitled to receive from each Fund a monthly fee at an annual rate based upon average daily net assets of the Fund as set forth in the table of Fund Expenses in the Prospectus.

    First American is located at 567 San Nicholas Drive, Suite 101, Newport Beach, California 92660, is a wholly-owned subsidiary of The First American Financial Corporation, and was organized on December 1, 1995, to provide business management, advisory, administrative and asset management consulting services. First American has no prior experience as an adviser to an investment company.

    The Investment Advisory Contracts for the Funds will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contracts may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, on 60 days written notice by either party to the Contract and will terminate automatically if assigned.

DISTRIBUTION OF FUND SHARES

    The Trust retains BISYS to serve as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

DISTRIBUTION PLAN

    The Trustees of the Fund have voted to adopt a Master Distribution Plan (the "Plan") pursuant to Rule l2b-1 of the 1940 Act for the Service Class shares of the Funds after having concluded that there is a reasonable likelihood that the Plan will benefit the Service Class shares of the Funds and their shareholders. The Plan provides for a monthly payment by the Service Class shares of the Funds to the Distributor in such amounts that the Distributor may request, or for direct payment by the Fund, for certain costs incurred under the Plan, subject to periodic Board approval, provided that each such payment is based on the average daily value of the net assets of the Funds' Service Class Shares during the preceding month and is calculated at an annual rate not to exceed 0.25%. (Certain expenses of the Fund may be reduced in accordance with applicable state expense limitations. See "Expenses and Expense Limits"). The Distributor will use all amounts received under the Plan for payments to broker-dealers or financial institutions (but not including banks) for their assistance in distributing shares of the Service Class and otherwise promoting the sale of Service Class shares, including payments in amounts based on the average daily value of Service Class shares owned by shareholders in respect of which the broker-dealer or financial institution has a distributing relationship. The Distributor may also use all or any portion of such fees to pay Fund expenses such as the printing and distribution of prospectuses sent to prospective investors or the preparation, printing and distribution of sales literature and expenses associated with media advertisements.

    The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who neither are "interested persons" (as defined in the 1940
Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan and the related Administrative Services Contract between the Trust and the Sponsor have been approved, and are subject to annual approval, by the Board of Trustees and by the Trustees who neither are "interested persons" nor have any direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Board of Trustees and the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract voted to approve the Plan at a meeting held on August 23, 1996. The Plan was submitted to the shareholders of the Funds' Service Class shares and approved at a special meeting held on August 23, 1996. The Plan is terminable with respect to the Funds' Service Class shares at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract or by vote of the holders of a majority of the shares of the Fund.

ADMINISTRATIVE SERVICES

    BISYS provides management and administrative services necessary for the operation of the Funds, including, among other things: (i) preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Adviser, the Distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with BISYS . For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.

    The Administrative Services Contract is for a one year term and is subject to annual approval by a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Contract. The Administrative Services Contract will terminate automatically in the event of its assignment.

SERVICE ORGANIZATIONS

    The Trust also contracts with banks, trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services for the Service Class shares of the Funds. Services provided by Service Organizations may include, among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with shareholders' orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders' designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Service Class shares of the Funds to shareholders; and providing such other services as the Service Class shares of the Funds or a shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither the Administrator nor the Distributor will be a Service Organization or receive fees for servicing.

    Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

    The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

    If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Trust might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                          EXPENSES AND EXPENSE LIMITS

    Currently, California is the only state imposing limitations on the expenses of the Funds. Those expense limitations are 2.5% of the first $30 million of a Fund's average net assets, 2.0% of the next $70 million and 1.5% of a Fund's remaining average net assets. If in any fiscal year expenses of the Funds (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Funds imposed by the securities regulations of any state, the Adviser will, to the extent of its annual advisory fee, reimburse the Funds an amount equal to the excess.

    Except for the expenses paid by the Adviser and BISYS, the Funds bear all costs of their operations.

                        DETERMINATION OF NET ASSET VALUE

    As indicated under "Fund Share Valuation" in the Prospectus, the Funds will use the amortized cost method to determine the value of their portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Funds would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

    Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which: (1) have received one of the two highest short-term rating by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), such as "A-1" by Standard & Poor's Corporation and "P-1" by Moody's Investors Service, Inc.; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board.

    In addition, a Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that a Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation. Furthermore, the limitation does not apply with respect to conditional and unconditional puts issued by a single issuer, provided that no more than 10% of a Fund's total assets are invested in securities issued or guaranteed by the issuer of the put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest rating category, will be limited to 5% of a Fund's total assets, with investment in any one such issuer being limited to no more than the greater of 1% of a Fund's total assets or $1,000,000.

    Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Funds calculated by using available market quotations deviates from $l.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                             PORTFOLIO TRANSACTIONS

    The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, First American is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results, taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While First American generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The policy of each Fund of investing in securities with short maturities may result in high portfolio turnover.

    Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Funds primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust or First American are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

    First American may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to First American. By allocating transactions in this manner, First American is able to supplement its research and analysis with the views and information of securities firms.

                                    TAXATION

    The Funds intend to qualify, and elect annually to be treated, as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must:
(a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, (i) stock or securities; (ii) options, futures, and forward contracts (other than those on foreign currencies); and
(iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months; and (d) diversify its holdings so that, at the end of each quarter of the taxable year, (x) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (y) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

    Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

    Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, designated by the Funds as long-term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner, whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

    Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the disposal of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

    The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

    The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                               OTHER INFORMATION

CAPITALIZATION

    The Trust is a Delaware business trust established under a Declaration of Trust dated June 5, 1996 and currently consists of two separately managed portfolios. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non- assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

    Each Fund offers, and the SAI relates to, two classes of shares--the Institutional and the Service classes of shares. The Service Class shares are available to customers who desire enhanced shareholder servicing. The Institutional Class shares are available to all other investors. The Fund's Service Class shares are subject to a Rule 12b-1 fee and a shareholder service fee.

    Expenses incurred in connection with each Fund's organization and the public offering of its shares have been deferred and are being amortized on a straight-line basis over a period of not more than five years.

VOTING RIGHTS

    Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholder meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

    The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Investors Fiduciary Trust Company acts as custodian of the Trust's assets. BISYS acts as transfer agent for the Funds. The Trust compensates BISYS for providing personnel and facilities to perform transfer agency related services for the Trust at a rate intended to represent the cost of providing such services.

EXPERTS

    Price Waterhouse LLP has been selected as the independent accountants for the Trust. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

YIELD AND PERFORMANCE INFORMATION

    The Funds may, from time to time, include their yield and effective yield in advertisements or reports to shareholders or prospective investors.

    Current yield for the Funds will be based on the change in the value of a hypothetical investment (exclusive of capital changes such as gains or losses from the sale of securities and unrealized appreciation and depreciation) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the base period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

    Effective Yield = [(Base Period Return + 1)365/7]-1.

    Quotations of yield will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield for the Funds will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

    In connection with communicating its yields to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices, which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    Performance information for the Funds may be compared, in reports and promotional literature, to: (i) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but this Index generally does not reflect deductions for administrative and management costs and expenses.

    Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors. Investors who maintain accounts with the Trust as transfer agent will not pay these fees.

                                FIrst Choice Funds Trust
                         STATEMENT OF ASSETS AND LIABILITIES

                                     September 12,1996


                                                U S Treasury    Cash Reserves
                                                Reserve Fund         Fund
                                                ------------       --------

 Assets
   Cash                                         $50,000            $50,000
   Deferred organization expenses                85,000             85,000
                                                -------            -------
     Total Assets                               135,000            135,000




 Liabilities
   Organizational Expenses Payable               85,000             85,000
                                                -------            -------

     Total Liabilities                           85,000             85,000
                                                -------            -------

     Net Assets                                 $50,000            $50,000
                                                =======            =======

 Shares Outstanding ($0.001 Par Value)           50,000             50,000
                                                =======            =======
 Net Asset Value per share                        $1.00              $1.00
                                                =======            =======

 Composition of net assets

      Capital stock                             $    50            $    50
      Paid-in capital                           $49,950            $49,950
                                                -------            -------
     Net Assets                                 $50,000            $50,000
                                                =======            =======


                   See notes to the Statement of Assets and Liabilities

FIRST CHOICE FUNDS TRUST
NOTES TO STATEMENT OF ASSETS AND LIABILITIES
September 12, 1996

1. First Choice Funds Trust (the "Trust") is registered under the Investment
   ----------------------------
Company Act of 1940 as amended, as an open-end management investment company. The Trust was organized as a Delaware business trust on June 5, 1996. The capital of the Trust consists soley of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust currently consists of two separate portfolios or series: U.S. Treasury Reserve Fund and the Cash Reserve Fund (collectively the "Funds"), each with two (2) classes of shares known as the Service Class, (offered to shareholders who require a higher level of shareholder servicing) and the Institutional Class (available to all other investors). The Funds have had no operations other than organizational matters and the sale to BISYS Fund Services ("BISYS"), the Administrator and Distributor, of 100,000 shares of capital stock representing the initial capital of the Funds as shown on the Statement of Assets and Liabilities.

        BISYS has agreed to pay the costs of organization and initial registration of the Trust. The Funds have agreed to reimburse BISYS after each fund's commencement of operations. Costs incurred in connection with such organization and initial registration of the Trust, aggregating approximately $170,000, have been allocated equally to each Fund, have been deferred and will be amortized over a sixty month period beginning with each Fund's commencement of operations.

           In the event any of the initial shares of the Funds owned by BISYS are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized deferred organization expenses in the same proportion as the number of initial shares outstanding being redeemed bears to the number of initial shares outstanding at the time of redemption.

2. ADVISOR. The Trust has entered into an Advisory Contract with First American
   -------
Capital Management Inc. ("First American"), a wholly owned subsidiary of The First American Financial Corporation. Under the Advisory Contract, First American is responsible for managing the investments of the Funds and continually reviewing, supervising and administering the Funds' investments. For the advisory services it provides to the Funds, First American will receive monthly fees at up to 0.30%, annually, of the average daily net assets of each Fund.

3. ADMINISTRATOR AND DISTRIBUTOR. The Trust has entered into Administrative
   -----------------------------
Service Contracts with BISYS. Under the Administrative Services Contract, BISYS supplies office space and facilities, prepares reports to shareholders of the Funds, and performs administrative services necessary for the operation of the Funds. For these services, BISYS is paid a monthly fee at the annual rate of 0.15% of the average daily net assets of each Fund.

        BISYS serves as Distributor of the shares of the Funds. The Trust has adopted a Rule 12b-1 Distribution Plan and Agreement (the "Distribution Plan"). Pursuant to the Distribution Plan, BISYS will be reimbursed each month from the Service Class shares of each Fund for certain expenses related to activities performed by BISYS intented to result in the sale of Service Class shares. Such reimbursement will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Service Class shares of each Fund.

FIRST CHOICE FUNDS TRUST
NOTES TO STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

4. SERVICE ORGANIZATIONS. The Trust may contract with various banks, trust
   ---------------------
companies, broker-dealers, or other financial organizations (collectively, the "Service Organizations ") to provide certain administrative services for the Service Class shares of the Funds, such as maintaining shareholder accounts and records. The Service Class shares of the Funds may pay fees to Service Organizations in amounts up to 0.25% of the average daily net assets of the Service Class shares owned by shareholders serviced by Service Organizations.

5. OTHER TRANSACTIONS WITH AFFILIATES. Pursuant to a Fund Accounting Agreement
   ----------------------------------
between the Trust and BISYS, BISYS assists the Trust in calculating net asset values and provides certain other accounting services for each Fund, for an annualized fee of $30,000 per Fund, plus out-of-pocket expenses.

        BISYS also acts as transfer agent and provides personnel necessary to perform shareholder servicing functions. Pursuant to a Shareholder Servicing Agreement between the Trust and BISYS, BISYS receives a fee of $15.00 per account per year, and reimbursement for certain expenses.


6. FEDERAL INCOME TAXES. It is the Funds' intention to qualify as "regulated
   --------------------
investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute taxable and tax-exempt income for their fiscal year. The Funds also intend to meet the distribution requirements to avoid the payment of Federal income and excise taxes.